RESCON TECHNOLOGY CORPORATION
                       [A Development Stage Company]
                       Pro Forma Financial Statements
                               June 30, 2002






























                       RESCON TECHNOLOGY CORPORATION
                       [A Development Stage Company]
                          Pro Forma Balance Sheet
                               June 30, 2002
                                (Unaudited)

                                                                           Pro Forma
                                                                             Giving
                                                                           Effect to
                                          GIT       RESCON            Reorganization
                                     Securities   Technology               June 30,
                                         Corp    Corporation Adjustments     2002
                                    -------------------------------------------------
Current Assets:
 Receivables                        $  111,663  $         0  $        0  $   111,663
                                    -------------------------------------------------
   Total Current Assets                111,663            0           0      111,663

Property and Equipment - net            16,515            0           0       16,515
Other assets                           142,529            0           0      142,529
                                    -------------------------------------------------
TOTAL ASSETS                        $  270,707  $         0  $        0  $   270,707

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
 Bank overdraft balance             $   11,695  $         0  $        0  $    11,695
 Accounts payable and accrued           23,614            0           0       23,614
                                    -------------------------------------------------
   Total Current Liabilities            35,309            0           0       35,309

Stockholders' Equity:
 Common stock                               10          402         715        1,127
 Additional Paid-in Capital            234,774    4,503,156  (4,504,273)     233,657
 Retained Earnings                         614   (4,503,558)  4,503,558          614
                                    -------------------------------------------------
   Total Stockholders' Equity          235,398            0           0      235,398

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                $  270,707  $         0  $        0  $   270,707
                                    =================================================

                           See accompanying notes


                       RESCON TECHNOLOGY CORPORATION
                       [A Development Stage Company]
                     Pro Forma Statement of Operations
                    For the Year Ended December 31, 2001
                                (Unaudited)

                                                                         Pro Forma
                                                                           Giving
                                                                         Effect to
                                          GIT       RESCON            Reorganization
                                     Securities   Technology             December 31,
                                         Corp    Corporation Adjustments     2001
                                    -------------------------------------------------
Revenues                            $  384,727  $         0  $        0  $   384,727

General and Administrative
Expenses                               385,981        2,537           0      388,518
                                    -------------------------------------------------
Net Loss Before Income Taxes            (1,254)      (2,537)                  (3,791)

Current Year Provision for
Income Taxes                                 0            0           0            0
                                    -------------------------------------------------
Net Loss                            $   (1,254) $    (2,537) $         0 $    (3,791)
                                    =================================================
Loss Per Share                      $    (6.27) $     (0.01)             $     (0.01)
                                    =================================================
Average Shares Outstanding                 200    3,860,869   7,250,022   11,111,091
                                    =================================================





                           See accompanying notes



                       RESCON TECHNOLOGY CORPORATION
                       [A Development Stage Company]
                     Pro Forma Statement of Operations
                   For the Six Months Ended June 30, 2002
                                (Unaudited)

                                                                          Pro Forma
                                                                           Giving
                                                                         Effect to
                                          GIT       RESCON            Reorganization
                                     Securities   Technology            December 31,
                                         Corp    Corporation Adjustments     2001
                                    -------------------------------------------------
December 31, 2001
Revenues                            $  834,796  $         0  $        0  $   834,796

General and Administrative
Expenses                               833,454          633           0      834,087
                                    -------------------------------------------------
Net Income from Operations               1,342         (633)                     709

Other Income/(Expense)
 Interest Income                           525            0                      525
                                    -------------------------------------------------
Net Income/(Loss) Before Taxes           1,867         (633)          0        1,234

Current Year Provision for
Income Taxes                                 0            0           0            0
                                    -------------------------------------------------
Net Loss                            $    1,867  $      (633) $        0  $     1,234
                                    =================================================
Loss Per Share                      $      9.34 $     (0.01)             $      0.00
                                    =================================================
Average Shares Outstanding                 200    3,864,449   7,250,022   11,114,671
                                    =================================================



                           See accompanying notes



                       RESCON TECHNOLOGY CORPORATION
                       [A Development Stage Company]
                  Notes to Pro Forma Financial statements
                               June 30, 2002
                                (Unaudited)

Note 1    AGREEMENT AND PLAN OF REORGANIZATION
          ------------------------------------
          ResCon Technology Corporation was organized as a Wyoming corporation and spent many years (since 1976) in the business of manufacturing and selling chemicals and related products for the permanent repair and protection of concrete and steel structures. However, the Company liquidated all assets prior to 1994 and has had no business activity since. In July of 1999, the Company merged with and into ResCon Technology Corporation, a Nevada corporation. The merger was effected for the purpose of changing the corporate domicile to Nevada, and to provide for the exchange of 1 share of the Nevada corporation to the stockholders for each 7,000 shares of the Wyoming corporation.

          On July 12, 2002, ResCon Technology Corporation entered an Agreement and Plan of Reorganization (the Agreement) with Radical Technologies, Inc., a New York corporation (Radical) and its wholly owned subsidiary, GIT Securities Corporation, a Nevada corporation (GIT). GIT is a New York based, registered broker/dealer providing discount and full service brokerage services to certain targeted ethnic groups of customers in the United States, including Russians, Bulgarians and Armenians,
          among others.   Pursuant to the Agreement, the Company shall
          essentially issue 11,000,000 shares of common stock to Radical in exchange for 100% or 200 common shares of GIT.

          As a registered NASD broker/dealer, GIT must obtain approval from the NASD when a change in beneficial ownership exceeds 25%. As of the date of this report, NASD approval is still pending.

          As part of the Agreement, certain shareholders of ResCon are tendering certificates representing 3,749,778 of the pre-reorganization outstanding 4,022,869 common shares for cancellation. At the conclusion of all the transactions contemplated in the Agreement, Radical shall own 11,000,000 shares of total outstanding shares of 11,273,091, or 97.6 %.
          The survivor in the aforementioned combination is ResCon. However, the combination of these two entities has been accounted for as a reverse purchase.

          Also, as part of the agreement, Radical agreed to pay $315,000 and ResCon agreed to issue warrants to purchase up to 200,000 restricted common shares at a strike price of $2.00 per share, to certain consultants and others as consideration for representations, covenants, and warranties set forth in the Agreement.

          The Pro Forma financial statements reflect all of the transactions contemplated by the Agreement. Specifically, the accumulated deficit of ResCon was eliminated against paid-in capital of ResCon; the cancelled common stock was reclassified as paid-in capital; the new shares were recorded as common stock with the offset to paid-in capital all to reflect the recapitalization of GIT in the reverse merger.